UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2005


                         CEDRIC KUSHNER PROMOTIONS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                          0-25563              65-0648808
(State or other jurisdiction of        (Commission File       (IRS Employer
incorporation or organization)             Number)           Identification No.)


1414 Avenue of the Americas, Suite 406
New York, New York                                                 10019
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)        (212) 755-1944


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     See Item 8.01, Other Events

ITEM 8.01.  Other Events.

     On March 24, 2004, the United States Securities and Exchange Commission (the "SEC") brought a civil action against Cedric Kushner Promotions, Inc., Cedric Kushner, James DiLorenzo and Steven Angel in federal district court for the Southern District of New York (No. 04 CV 2324). The action alleges several violations of the Securities Exchange Act of 1934 and the Public Company Accounting Reform and Investors Protection Act of 2002 including: Section 10(b) of the Securities Exchange Act of 1934, Exchange Rule 10b-5, Section 302(a) of the Public Company Accounting Reform and Investors Protection Act of 2002 and Exchange Act Rule 13a-14 thereunder. The SEC further alleges that the officers and directors aided and abetted the Company's violation of the Exchange Act Sections 13(a), 13(b) (2) (A), 13 (b) (2) (B) and Exchange Act Rules 12b-20 and 13a-1 thereunder of the Rules and Regulations described above and alleges that the Company's Form 10-KSB for the fiscal year ended December 31, 2002, as originally filed, contained material misstatements and omissions. The remedies sought by the SEC include, but are not limited to:

     o    Monetary fines levied upon the Company and its officers and directors;

     o Permanently barring Messrs. Kushner, DiLorenzo and Angel from serving as officers or directors of the Company and any other publicly traded corporation; and

     o Permanently restraining and enjoining the Company, its officers and directors from violating the federal securities laws, rules and regulations.

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
            The United States District Court for the Southern District of New York entered final judgments confirming the settlement of this matter with Cedric Kushner individually on November 30, 2005 and with the Company on December 1, 2005. Under the settlement, the Company, without admitting or denying the allegations of the Commission's complaint, consented to a permanent injunction against future violations of the securities laws, and in addition agreed to take the following steps within 60 days:

          (i) expand the Company's board of directors to five members, a majority of whom shall be independent;

          (ii) establish an independent audit committee;

          (iii) hire an independent chief executive officer and an independent chief financial officer; and

          (iv) retain the services of an independent consultant to analyze the company's system of internal accounting controls and accounting and financial reporting processes, report to the audit committee, and oversee the implementation of improved processes in these areas. In that connection, the Company has agreed to establish an escrow account in the amount of $150,000 in order to fund the services of the independent consultant.

            In addition, the Company agrees that it will not pay Cedric Kushner or James DiLorenzo compensation as an officer or director following their resignations as officers and directors of the Company.


     Cedric Kushner, without admitting or denying the allegations of the Commission's complaint, entered into a separate settlement in which he agreed to:


          (i) Pay a fine of $60,000;

          (ii) Be permanently enjoined from future violations of the securities laws; and

          (iii) Be permanently barred from serving as an officer or director of any public company.

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
     Following the settlement with the Company and Kushner, the SEC action remains pending against the remaining defendants.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

 Exhibit Number     Description
 --------------     ------------------------------------------------------------
    99.1            Final Judgment dated November 30, 2005 as to Defendant
                    Cedric Kushner.

    99.2 Final Judgment dated December 1, 2005 as to Defendant Cedric Kushner Promotions, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 5, 2005     CEDRIC KUSHNER PROMOTIONS, INC.
                                  (Registrant)



                             By: /s/ James DiLorenzo
                             -----------------------
                             James DiLorenzo
                             Executive Vice President



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